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                    DRUEN, DIETRICH, REYNOLDS & KOOGLER, LLP
                                ATTORNEYS AT LAW
                              ONE NATIONWIDE PLAZA
                            COLUMBUS, OHIO 43215-2220

                                 (614) 249-7617
                            FACSIMILE: (614) 249-2418

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
BRIAN M. BACON      D. DANIEL HEISLER    CHRISTINE A. NESS     THERESA R. SCHAEFER
THOMAS E. BARNES    ANGELA R. JETT       PETER J. OESTERLING*  W. JOSEPH SCHLEPPI
EDANA E. BEARD      LEROY JOHNSTON, III  RANDALL L. ORR        DAVID E. SIMAITIS
ROGER A. CRAIG      MARK B. KOOGLER      ROBERT M. PARSONS     KENT N. SIMMONS
RAE ANN DANKOVIC    WALTER R. LEAHY      THOMAS J. PRUNTE      DINA A. TANTRA
ELIZABETH A. DAVIN  GEORGE K. MACKLIN    LUCINDA A. REYNOLDS   LEE A. THORNBURY
THOMAS W. DIETRICH  RANDALL W. MAY       TYLA L. REYNOLDS      PHILIP W. WHITAKER
W. SIDNEY DRUEN     M. LINDA MAZZITTI    DANIEL R. RUPP        DAVID L. WHITE
JOHN D. GILLESPIE   DAVID A. MEYER       ANNE DANZA SAXON      STEVEN L. ZISSER
JEANNE A. GRIFFIN   SANDRA L. NEELY

 Practice limited to Nationwide Insurance Companies and their associated companies

* Practice limited to the State of Pennsylvania
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November 30, 1998

VIA EDGAR

Nationwide Investing Foundation III
Three Nationwide Plaza, 26th Floor
Columbus, Ohio 43215

Re:      Nationwide Investing Foundation III
         Post-Effective Amendment No. 8
         SEC File Nos. 333-40455, 811-08495

Ladies and Gentlemen:

In connection with the filing of Post-Effective Amendment No. 8 to the Registration Statement for Nationwide Investing Foundation III (the "Amendment"), it is our opinion that, upon the effectiveness of the Amendment, the indefinite number of units of beneficial interest of the Local Fund Shares of the Nationwide S&P 500 Index Fund of the Nationwide Investing Foundation III, when issued for the consideration described in the Amendment, will be legally issued, fully paid and nonassessable.

We hereby consent to the filing of this opinion as an exhibit to the Amendment.

Very truly yours,

DRUEN, DIETRICH, REYNOLDS & KOOGLER